EXHIBIT 99.1
FOR IMMEDIATE RELEASE
Karen Haus-Moran, Carolyn Bass
Market Street Partners for Visual Sciences, Inc.
Karen@marketstreetpartners.com
Carolyn@marketstreetpartners.com
+1.415.445.3240
WebSideStory Reports Strong First Quarter 2007 Results
Non-GAAP Revenue and EPS Exceed Consensus Expectations
Company Changes Name to Visual Sciences
San Diego — May 9, 2007 — Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (NASDAQ: WSSI), today announced non-GAAP earnings of $0.16 per share and record non-GAAP revenue of $20.7 million for the first quarter ended March 31, 2007. Financial and operating highlights include:
•	Revenue: Total non-GAAP revenue for the first quarter was $20.7 million, an increase of 42% year-over-year on an as-reported basis and 35% on an organic basis. On a GAAP basis, total revenue was $20.6 million. A reconciliation of GAAP to non-GAAP revenue is provided below.

•	Non-GAAP Earnings per Share: Non-GAAP net income increased 46% to $3.3 million for the first quarter, compared to $2.3 million for the same period last year. Non-GAAP earnings per fully diluted share was $0.16 for the first quarter of 2007 compared to $0.12 for the same period in 2006.

•	GAAP Earnings per Share: On a GAAP basis, the company incurred a loss of $0.4 million for the first quarter, compared to a loss of $1.7 million for the same period last year. Net loss per fully diluted share was $(0.02) for the first quarter compared to $(0.09) for the same period in 2006.

•	New Customers: The company added 77 new customers in the first quarter including CitiSearch, CBC (Canadian Broadcasting Company), Men’s Wearhouse, AMD (Advanced Micro Devices) and Amnesty International, and signed 275 new sales bookings with new and existing customers. Notably, the company significantly expanded its relationship with a large telecom carrier and a large electronics retailer for multi-channel customer analytics.

•	Name Change: The company changed its name to Visual Sciences, Inc. and its common stock will trade under the Nasdaq Global Market symbol “VSCN” as of the opening of trading on Thursday, May 10, 2007. (Refer to separate press release issued today.)

•	Major Product Releases: Two major product milestones were achieved today as the company simultaneously released new major versions of HBX Analytics (version 4.0) and the Visual Sciences Technology Platform (version 5.0). (Refer to two separate press releases issued today.)

•	Best Product Award: Visual Sciences Search, the company’s analytics-driven site search engine, earned the 2007 Codie Award for Best Enterprise Search Engine for the second straight year.
“We achieved record revenue in the first quarter — a testament to the strong demand for our products — and we exceeded our goals for bottom line performance, demonstrating continued financial discipline,” said Jim MacIntyre, CEO of Visual Sciences. Mr. MacIntyre continued, “Our decision to use only the Visual Sciences brand going forward is symbolic. It illustrates our single-minded focus on delivering the best real-time analytics applications for enterprises who want to understand complex data and use it to optimize their businesses and our commitment to focus marketing expenditures and efforts around one corporate brand.”
Financial Guidance for the Second Quarter and Full Year 2007
Visual Sciences is providing the following outlook for the second quarter of 2007 and is updating its guidance for full year 2007. The company increased its revenue guidance range for 2007, and maintained EPS guidance at current levels. The company intends to invest incremental earnings into sales and marketing to spur higher growth in 2008.

	Q2 2007		Full Year 2007
	Low	High	Low	High
Revenue Guidance (in millions)

Estimated non-GAAP revenue range	$21.3	$21.9	$90.2	$92.2

Deferred revenue related to merger	—	—	(0.2)	(0.2)

Estimated GAAP revenue range	$21.3	$21.9	$90.0	$92.0

Earnings per share guidance

Estimated non-GAAP EPS range	$0.15	$0.16	$0.69	$0.74

Estimated amortization of intangibles	(0.06)	(0.06)	(0.24)	(0.24)

Estimated stock-based compensation	(0.10)	(0.08)	(0.40)	(0.30)

Deferred revenue related to merger	—	—	(0.01)	(0.01)

Estimated non-cash tax benefit (expense)	—	—	(0.01)	(0.04)

Estimated non-cash interest expense	—	—	(0.01)	(0.01)

Estimated GAAP EPS range	$(0.01)	$0.02	$0.02	$0.14

Estimated shares used in per share calculations	21,300,000	21,300,000	21,800,000	21,800,000

Note on the Use of Non-GAAP Financial Measures
Some of the financial measures in this press release, including some of our financial guidance, are non-GAAP financial measures within the meaning of SEC Regulation G. We believe that this presentation is useful to investors because it more accurately describes the operating performance of the company on a period-to-period basis, excluding specific costs and expenses that we believe are not indicative of our core operating results. Company management uses these non-GAAP measures as important indicators of the company’s past performance and to plan and forecast performance in future periods. In addition, bonus payments to our officers and employees under our corporate bonus plan are based on the achievement of specified non-GAAP revenue and non-GAAP net income targets. Investors should not consider non-GAAP financial measures in isolation from, or as a substitute for, financial information presented in compliance with GAAP.
Conference Call Details
As previously announced, Visual Sciences will host a conference call today at 2:00 pm PDT to discuss the company’s first quarter financial results. To access this call, dial 800-901-5218 (domestic) or 617-786-4511 (international) using passcode 71581684. A live audio-only webcast of this conference call will be available on the “Investor Relations” page of the company’s Web site (www.websidestory.com) and a replay will be archived on the Web site as well.
About Visual Sciences
Founded in 1996, Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (NASDAQ: WSSI) is a leading provider of real-time analytics applications. The company’s analytics applications, based on its patent pending on-demand service and software platform, enable fast and detailed analytics on large volumes of streaming and stored data. More than 1,570 enterprises worldwide rely on the answers delivered by these applications to provide them with actionable intelligence to optimize their business operations. The company provides real-time analytics applications for web sites, contact centers, retail points-of-sale, messaging systems and the intelligence community. Visual Sciences flexible technology platform, Visual Sciences Technology Platform 5™, allows the company to rapidly introduce tailored solutions to meet its clients’ needs. Visual Sciences is headquartered in San Diego, California, and has East Coast offices in Herndon, Virginia and a European headquarters in Amsterdam, The Netherlands. For more information, contact Visual Sciences. Voice: 858.546.0040. Fax: 858.546.0480. Address: 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Web site: www.visualsciences.com. Visual Sciences is a registered trademark of Visual Sciences, Inc.

Forward-Looking Statements
Statements in this press release that are not a description of historical facts are forward-looking statements. You should not regard any forward-looking statement as a representation by Visual Sciences that any of its plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in Visual Sciences’ business, including, without limitation: Visual Sciences’ reliance on its web analytics services for the majority of its revenue; blocking or erasing of cookies or limitations on the company’s ability to use cookies; Visual Sciences’ limited experience with customer intelligence applications beyond web analytics; the risks associated with integrating the operations and products of acquired companies with those of Visual Sciences; privacy concerns and laws or other domestic or foreign regulations that may subject Visual Sciences to litigation or limit the company’s ability to collect and use Internet user information; Visual Sciences’ ability to defend itself against claims of patent infringement alleged by NetRatings, Inc.; Visual Sciences’ ongoing ability to protect its own intellectual property rights and to avoid violating the intellectual property rights of third parties; the highly competitive markets in which the company operates that could make it difficult for Visual Sciences to acquire and retain customers; the risk that Visual Sciences’ customers fail to renew their agreements; the risks associated with the company’s indebtedness, including the risk of non-compliance with the covenants in the company’s credit facility; the risk that Visual Sciences’ services may become obsolete in a market with rapidly changing technology and industry standards; the risks associated with renaming the company and undertaking related branding activities; and other risks described in Visual Sciences’ Securities and Exchange Commission filings, including the company’s annual report on Form 10-K for the year ended December 31, 2006 and quarterly reports on Form 10-Q. Do not place undue reliance on these forward-looking statements which speak only as of the date of this news release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Visual Sciences undertakes no obligation to revise or update this news release to reflect events or circumstances after the date of this news release.
###

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share data)

	March 31,	December 31,
	2007	2006
Assets
Current assets
Cash and cash equivalents	$9,081	$19,713
Investments	3,123	5,606
Accounts receivable, net	16,955	15,654
Deferred tax assets	719	708
Prepaid expenses and other current assets	3,852	3,943

Total current assets	33,730	45,624

Property and equipment, net	6,511	6,562
Goodwill	57,098	49,380
Intangible assets, net	18,384	19,732
Deferred tax assets	14,881	14,956
Other assets	1,166	1,314

	$131,770	$137,568

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,751	$987
Accrued liabilities	7,840	9,327
Deferred revenue	20,425	20,924
Capital lease short-term	30	38
Revolving credit facility	5,000	—
Current maturities of notes payable	—	19,708

Total current liabilities	35,046	50,984

Capital lease long-term	44	50
Other liabilities	1,515	781

Total liabilities	36,605	51,815

Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized and no shares issued and outstanding at March 31, 2007 and December 31, 2006	—	—
Common stock, $0.001 par value; 75,000,000 shares authorized, 20,152,179 and 19,238,781 shares issued and outstanding at March 31, 2007 and December 31, 2006, respectively	20	19
Additional paid-in capital	148,024	137,862
Unearned stock-based compensation	(2)	(22)
Accumulated other comprehensive income	292	219
Accumulated deficit	(53,169)	(52,325)

Total stockholders’ equity	95,165	85,753

	$131,770	$137,568

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended
	March 31,
	2007	2006
Revenues
Subscription, hosting and support	$16,392	$11,768
License	1,841	251
Professional services	1,777	759
Advertising	542	665

Total revenues	20,552	13,443

Cost of revenues*
Cost of revenue	4,941	3,136
Amortization of intangible assets	715	502

Total cost of revenues	5,656	3,638

Gross profit	14,896	9,805

Operating expenses*
Sales and marketing	6,996	5,938
Technology development	3,484	2,672
General and administrative	4,223	2,693
Amortization of intangible assets	634	713

Total operating expenses	15,337	12,016

Loss from operations	(441)	(2,211)

Interest expense	(492)	(307)
Interest income	218	157
Other expense	(3)	—

Total other expense	(277)	(150)

Loss before income taxes	(718)	(2,361)

Benefit from income taxes	(292)	(606)

Loss before cumulative effect of change in accounting principle	(426)	(1,755)

Cumulative effect of change in accounting principle (net of tax)	—	13

Net loss	$(426)	$(1,742)

Basic net loss per share:
Loss before cumulative effect of change in accounting principle	$(0.02)	$(0.09)
Cumulative effect of change in accounting principle	—	—

Basic net loss per share	$(0.02)	$(0.09)

Diluted net loss per share:
Loss before cumulative effect of change in accounting principle	$(0.02)	$(0.09)
Cumulative effect of change in accounting principle	—	—

Diluted net loss per share	$(0.02)	$(0.09)

Shares used in per share calculations:
Basic	19,431,312	18,405,000

Diluted	19,431,312	18,405,000

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — Continued
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended
	March 31,
	2007	2006

(*) Stock-based compensation:

Cost of revenues	$510	$411
Sales and marketing	730	786
Technology development	460	550
General and administrative	618	488

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Three Months Ended
	March 31,
	2007	2006
Cash flows from operating activities
Net loss	$(426)	$(1,742)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,335	1,756
Debt discount amortization	292	171
Bad debt provision	127	—
Stock-based compensation	2,318	2,235
Loss on sale of securities	—	35
Windfall tax benefits from stock options exercised	(363)	(176)
Deferred income taxes	(292)	(606)
Cumulative effect of change in accounting principle	—	(13)
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(1,395)	(712)
Prepaid expenses and other assets	(184)	(228)
Accounts payable and accrued liabilities	(1,090)	(1,165)
Deferred revenue	(540)	1,664
Other liabilities	314	1

Net cash provided by operating activities	1,096	1,220

Cash flows from investing activities
Purchase of investments	—	(3,677)
Sales of investments	1,003	7,077
Maturities of investments	1,502	2,548
Purchase of property and equipment	(789)	(954)
Acquisition, net of cash acquired	—	(20,186)

Net cash provided by (used in) investing activities	1,716	(15,192)

Cash flows from financing activities
Exercise of stock options	1,183	445
Windfall tax benefits from stock options exercised	363	176
Payments on capital lease	(13)	(21)
Proceeds from revolving credit facility	5,000	—
Payments on notes payable	(20,000)	—

Net cash (used in) provided by financing activities	(13,467)	600

Effect of exchange rate changes on cash	23	23

Net decrease in cash and cash equivalents	(10,632)	(13,349)
Cash and cash equivalents at beginning of period	19,713	19,968

Cash and cash equivalents at end of period	$9,081	$6,619

Supplementary disclosure of non-cash investing and financing activities:
Business combination with Visual Sciences Technologies, LLC
Cash paid for business combination, net of cash acquired	$—	$20,186
Fair value of debt issued in business combination	—	18,740
Fair value of warrants issued in business combination	—	5,391
Fair value of common stock issued in business combination	7,362	—
Liabilities assumed in business combination	356	3,472

Total fair value of assets acquired in business combination	$7,718	$47,789

VISUAL SCIENCES, INC. (UNAUDITED) (in thousands, except share and per share data)

	Three Months Ended
	March 31,
	2007	2006
Reconciliation of GAAP net loss to non-GAAP net income

Net loss	$(426)	$(1,742)

Amortization of intangibles	1,349	1,215

Stock-based compensation	2,318	2,235

Deferred revenue related to merger*	173	1,105

Non-cash tax benefit	(360)	(675)

Non-cash interest expense	292	171

Cumulative effect of change in accounting principle	—	(13)

Non-GAAP net income	$3,346	$2,296

Reconciliation of GAAP net loss per common share to non-GAAP income per common share

GAAP net loss per common share:
Basic	$(0.02)	$(0.09)
Diluted	$(0.02)	$(0.09)

Amortization of intangibles	0.07	0.06

Stock-based compensation	0.11	0.11

Deferred revenue related to merger*	0.01	0.06

Non-cash tax benefit	(0.02)	(0.03)

Non-cash interest expense	0.01	0.01

Cumulative effect of change in accounting principle	—	—

Non-GAAP net income per common share:
Diluted	$0.16	$0.12

GAAP weighted-average shares used in per share calculations:
Basic	19,431,312	18,405,000
Diluted	19,431,312	18,405,000

Non-GAAP weighted-average shares used in per share calculations:
Basic	19,431,312	18,405,000
Diluted	20,632,422	19,774,782

VISUAL SCIENCES, INC. (UNAUDITED) (in thousands)

	Three Months Ended
	March 31,
	2007	2006
Reconciliation of GAAP revenue to Non-GAAP revenue

GAAP revenue	$20,552	$13,443

Deferred revenue related to merger*	173	1,105

Non-GAAP revenue	$20,725	$14,548

*	In accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations,” the deferred revenue obligation on the ending balance sheet of Visual Sciences Technologies, LLC (formerly known as Visual Sciences, LLC) (“VS”) was reduced to fair value when recorded on the company’s beginning balance sheet. This fair value adjustment resulted in a write-down of $5.4 million of deferred revenue which would otherwise have been recognized as revenue by VS on a stand-alone basis in periods subsequent to the merger date.